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                        Eckerd Corporation
                     (a Delaware corporation)


                 4,500,000 Shares of Common Stock




                        PURCHASE AGREEMENT











Dated: July __, 1995


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

                        ECKERD CORPORATION
                     (a Delaware corporation)
                 4,500,000 Shares of Common Stock
                    Par Value $ 0.01 Per Share


                        PURCHASE AGREEMENT

                                                        July __, 1995


MERRILL LYNCH & CO.
       Merrill Lynch, Pierce, Fenner & Smith Incorporated
CS First Boston Corporation
Morgan Stanley & Co. Incorporated
Raymond James & Associates, Inc.
     As Representatives of the several Underwriters
c/o Merrill Lynch & Co.
         Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281-1201


Ladies and Gentlemen:

          Eckerd Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule A (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), 2,500,000 authorized but unissued shares of Common Stock of the Company, par value $ 0.01 per share (shares of which class of stock of the Company are hereinafter referred to as "Common Stock"), and the stockholders named in Schedule B (the "Selling Stockholders") propose to sell severally an aggregate of 2,000,000 outstanding shares of Common Stock, as set forth in the appropriate column on Schedule B, to the Underwriters. Such shares of Common Stock, aggregating 4,500,000 shares, are to be sold to each Underwriter, acting severally and not jointly, in such amounts as are set forth in Schedule A opposite the name of such Underwriter. The Company and certain of the Selling Stockholders also grant to the Underwriters, severally and not jointly, the options described in
Section 2 to purchase all or any part of 675,000 additional shares of Common Stock to cover over-allotments. The aforesaid 4,500,000 shares of Common Stock (the "Initial Shares"), together with all or any part of the 675,000 additional shares of Common Stock subject to the options described in Section 2 (the "Option Shares"), are collectively herein called the "Shares". The

Shares are more fully described in the Prospectus referred to below.

          You have advised us that you and the other
Underwriters, acting severally and not jointly, desire to purchase the Shares and that you have been authorized by the other Underwriters to execute this Agreement and the Price Determination Agreement referred to below on their behalf.

          The price to the public per share and the purchase price per share for the Shares shall be agreed upon by the Company, the Selling Stockholders and the Representatives, acting on behalf of the several Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication between the Company, the Selling Stockholders and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Shares will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and all references herein to "this Agreement" shall be deemed to include, the Price Determination Agreement.

          The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Registration No. 33-60887) covering the registration of the Shares under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus, or prospectuses, and either (A) has prepared and proposes to file, prior to the effective date of such registration statement, an amendment to such registration statement, including a final prospectus or (B) if the Company has elected to rely upon Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), will prepare and file a prospectus, in accordance with the provisions of Rule 430A and Rule 424(b) ("Rule 424(b)") of the 1933 Act Regulations, promptly after execution and delivery of the Price Determination Agreement. Additionally, if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, the Company will prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b), promptly after execution and delivery of the Price Determination Agreement. The information, if any, included in such prospectus that was omitted from the prospectus included in such registration statement at the time it becomes effective but that is deemed, (i) pursuant to paragraph (b) of Rule 430A,


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                                3

to be part of such registration statement at the time it becomes effective is referred to herein as the "Rule 430A Information", and (ii) pursuant to paragraph (d) of Rule 434, to be part of such registration statement at the time it becomes effective is referred to herein as the "Rule 434 Information". Each prospectus used before the time such registration statement becomes effective, and any prospectus that omits the Rule 430A Information or the Rule 434 Information, if applicable, that is used after such effectiveness and prior to the execution and delivery of the Price Determination Agreement, is herein called a "preliminary prospectus". Such registration statement, including the exhibits thereto and the documents incorporated by reference therein pursuant to Item 12 ("Item 12") of Form S-3 under the 1933 Act, as amended, and Rule 412 of the 1933 Act Regulations ("Rule 412") at the time it becomes effective and including, if applicable, the Rule 430A Information or the Rule 434 Information, is herein called the "Original Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and the Original Registration Statement and any Rule 462(b) Registration Statement are herein referred to collectively as the "Registration Statement." The prospectus, including the documents incorporated by reference therein pursuant to Item 12 and Rule 412, included in the Original Registration Statement at the time it becomes effective is herein called the "Prospectus", except that, (i) if the final prospectus first furnished to the Underwriters after the execution of the Price Determination Agreement for use in connection with the offering of the Shares differs from the prospectus included in the Original Registration Statement at the time it becomes effective (whether or not such prospectus is required to be filed pursuant to Rule 424(b)), the term "Prospectus" shall refer to the final Prospectus first furnished to the Underwriters for such use, and (ii) if Rule 434 is relied upon, the term "Prospectus" shall refer to the preliminary prospectus last furnished to the Underwriters in connection with the offering of the Shares, together with the Term Sheet.

          The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Shares as soon as you deem advisable after the Registration Statement becomes effective and the Price Determination Agreement has been executed and delivered.

          Section 1.  Representations and Warranties.  (a)  The
                      ------------------------------
Company represents and warrants to and agrees with each of the Underwriters that:

          (i) The Company meets the requirements for use of Form S-3 under the 1933 Act and when the Registration

     Statement shall become effective and at all times subsequent thereto up to the Closing Time referred to below (and, if any Option Shares are purchased, at the Date of Delivery referred to below), (A) the Registration Statement and any amendments and supplements thereto will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; (B) neither the Registration Statement nor any amendment or supplement thereto will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
     (C) neither the Prospectus nor any amendment or supplement thereto will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (D) if Rule 434 is relied upon, the Prospectus shall not be "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it becomes effective; except that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use in the Registration Statement or the Prospectus.

          (ii) The documents incorporated by reference in the Prospectus pursuant to Item 12 and Rule 412, at the time they were filed with the Commission, complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together and with, and as modified or superseded by, the other information in the Prospectus, at the time the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Time (and, if any Option Shares are purchased, at the Date of Delivery), will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made not misleading.

          (iii) KPMG Peat Marwick LLP, who are reporting upon the audited financial statements included or incorporated by reference in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iv) This Agreement has been duly authorized, executed and delivered by the Company.

          (v) The consolidated financial statements of the Company and its Subsidiaries (as defined below) included or incorporated by reference in the Registration Statement present fairly the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the consolidated results of operations and the consolidated cash flows of the Company and its Subsidiaries for the periods specified, respectively. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The financial statement schedules included in the Registration Statement present fairly the information required to be stated therein. The selected financial data included or incorporated by reference in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included or incorporated by reference in the Registration Statement. The pro forma financial statements and other pro forma financial information included in the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (vi) The Company has been duly organized and is subsisting as a corporation and in good standing under the laws of the State of Delaware with corporate power and corporate authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise ("Material Adverse Effect") and except for jurisdictions that do not recognize the legal concepts of good standing or qualification.


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                                6

          (vii) The Company's only subsidiaries are listed in Schedule C attached hereto (each such corporation is referred to herein as a "Subsidiary" and, collectively, the "Subsidiaries"). Each Subsidiary has been duly organized and is subsisting as a corporation and in good standing under the laws of the jurisdiction of its incorporation with corporate power and corporate authority under such laws to own, lease and operate its properties and conduct its business, except to the extent that the failure to be in good standing would not have a Material Adverse Effect and except for jurisdictions that do not recognize the legal concept of good standing; and each Subsidiary is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect and except for jurisdictions that do not recognize the legal concepts of good standing or qualification. Except as set forth in Schedule C, all of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company, directly or through a Subsidiary, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind except for the pledge of the capital stock of each Subsidiary under the Credit Agreement (as defined in the Prospectus) and the related pledge agreement (referred to in the Credit Agreement).

          (viii) (a) the Company had at the date indicated a duly authorized, issued and outstanding capitalization as set forth in the Prospectus under the heading "Capitalization"; and (b) the Shares will conform to the description thereof contained or incorporated by reference in the Prospectus and such description conforms to the rights set forth in the instruments defining the same.

          (ix) The Shares to be sold by the Company have been duly authorized and, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable; no holder thereof will be subject to personal liability solely by reason of being such a holder; such Shares are not subject to the preemptive rights of any stockholder of the Company; and the issuance and sale of the Shares have been duly authorized by requisite corporate action on the part of the Company.

          (x) The Shares to be sold by the Selling Stockholders have been duly authorized and validly issued and are fully paid and non-assessable; and no holder thereof is or will be subject to personal liability solely by reason of being such a holder.

          (xi) All of the other outstanding shares of capital stock of the Company have been duly authorized and validly issued and will have been fully paid and non-assessable; no holder thereof is or will be subject to personal liability by reason of being such a holder; and none of the outstanding shares of capital stock of the Company have been issued in violation of the preemptive rights of any stockholder of the Company.

          (xii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, there has not been (A) any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business,
     (B) any transaction entered into by the Company or any Subsidiary, other than in the ordinary course of business, that is material to the Company and the Subsidiaries, considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock.

          (xiii) Neither the Company nor any Subsidiary is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such defaults that would not have a Material Adverse Effect. The execution and delivery of this Agreement by the Company, the issuance and delivery of the Shares, the consummation by the Company of the transactions contemplated in this Agreement and in the Registration Statement and compliance by the Company with the terms of this Agreement have been duly authorized by all necessary corporate action on the part of the Company and do not and will, at the Closing Time, not result in any violation of the charter or by-laws of the Company or any Subsidiary, as in effect at the Closing Time, and do not and will, at the Closing Time, not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect) under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which it may be bound or to which any of its properties may be subject or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties.

          (xiv)     No authorization, approval, consent or
     license of any government,    governmental instrumentality
     or court, domestic or foreign (other than under the 1933 Act and 1933 Act Regulations, the securities or Blue Sky laws of the various states, the securities laws of foreign jurisdictions and the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD")), is required for the valid authorization, issuance, sale and delivery of the Shares and compliance by the Company with the terms of this Agreement [, except such as have been obtained].

          (xv) Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary that is required to be disclosed in the Prospectus or that could reasonably be expected to result in a Material Adverse Effect, or that could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement; the aggregate of all pending legal or governmental proceedings that are not described in the Prospectus to which the Company or any Subsidiary is a party or which affect any of their respective properties, including ordinary routine litigation incidental to the business of the Company or any Subsidiary, would not reasonably be expected to have a Material Adverse Effect.

          (xvi) There are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.


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                                9

          (xvii) Each of the Company and the Subsidiaries has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges or encumbrances, except such as
     (A) are described in the Prospectus or (B) could not have a Material Adverse Effect; all of the leases and subleases material to the business of the Company and the Subsidiaries, considered as one enterprise, and under which the Company or any Subsidiary holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of such corporation to the continued possession of the leased or subleased premises under any such lease or sublease, except for such claims that could not reasonably be expected to have a Material Adverse Effect.

          (xviii)   Each of the Company and the Subsidiaries
     owns, possesses or has obtained all material governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, and neither the Company nor any Subsidiary has received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations, except for such licenses, permits, certificates, consents, orders, approvals or other authorizations that would not have a Material Adverse Effect.

          (xix) Each of the Company and the Subsidiaries owns or possesses, or can acquire on reasonable terms, adequate patents, patent licenses, trademarks, service marks and trade names necessary to carry on its business as presently conducted, and neither the Company nor any Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names that in the aggregate could reasonably be expected to have a Material Adverse Effect.

          (xx) To the best knowledge of the Company, no labor problem exists with its employees or with employees of the Subsidiaries or is imminent that could reasonably be expected to have a Material Adverse Effect, and the Company, without any independent investigation, is not aware of any existing or imminent labor disturbance by the employees of any of its or the Subsidiaries' principal suppliers, contractors or customers that could reasonably be expected to have a Material Adverse Effect.

          (xxi) The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common
     Stock.

          (xxii) Except as disclosed in the Registration Statement and except as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect (A) the Company and the Subsidiaries are each in compliance with all applicable Environmental Laws, (B) the Company and the Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) to the Company's knowledge, there are no pending or threatened Environmental Claims against the Company or any of the Subsidiaries, and (D) under applicable law, there are no circumstances with respect to any property or operations of the Company or the Subsidiaries that are reasonably likely to form the basis of an Environmental Claim against the Company or the Subsidiaries.

          For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

          (xxiii)   All United States federal income tax returns
     of the Company and the Subsidiaries required by law to be filed have been filed and all taxes shown on such returns or otherwise assessed which are due and payable have been paid, except tax assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. All other tax returns of the Company and the Subsidiaries required to be filed pursuant to applicable foreign, state, local or other law have been filed, except insofar as the failure to file such returns could not reasonably be expected to have a Material Adverse Effect, and all taxes shown on such returns that have been filed or otherwise assessed which are due and payable have been paid, except for such taxes, if any, as are being contested, in good faith and as to which adequate reserves have been provided in accordance with generally accepted accounting principles. The charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of any income and corporate franchise tax liability for any years not finally determined or with respect to which the applicable statute of limitations has not expired are believed to be adequate to meet any assessments or re-assessments for additional income or corporate franchise tax for any years not finally determined, except to the extent of any inadequacy that could not have a Material Adverse Effect.

          (xxiv) Each of the Company and the Subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations and published interpretations thereunder with respect to each "pension plan" (as defined in ERISA and such regulations and published interpretations) in which employees of the Company or such Subsidiary are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations (except for such failure to so comply that would not have, singularly or in the aggregate with all other such failures to comply, a Material Adverse Effect), and has not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

          (xxv) The Shares have been approved for listing on the New York Stock Exchange, Inc.

          (b) Each of the Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters as follows:

          (i) When the Registration Statement shall become effective, and at all times subsequent thereto up to the Closing Time (and, if any Option Shares are purchased, at the Date of Delivery), (A) neither the Registration Statement nor any amendment or supplement thereto will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (B) neither the Prospectus nor any amendment or supplement thereto will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that, as to each Selling Stockholder, the
     --------  -------
     representations and warranties contained in this subsection
     (i) apply only to statements or omissions made in reliance upon and in conformity with information which is furnished in writing to the Company by or on behalf of such Selling Stockholder expressly for use in the Registration Statement or the Prospectus (a copy of all such statements shall have been previously delivered to you).

          (ii) This Agreement has been duly authorized, executed and delivered by such Selling Stockholder.

          (iii) No authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the 1933 Act and the securities or Blue Sky laws of the various states, the securities laws of foreign jurisdictions and the rules and regulations of the NASD), is required for the consummation by such Selling Stockholder of the transactions contemplated in this Agreement, including, without limitation, the sale and delivery of the Shares, except such as have been obtained.

          (iv) The execution and delivery of this Agreement and the consummation by such Selling Stockholder of the transactions contemplated in this Agreement will not, at the Closing Time (a) result in a breach by such Selling Stockholder of, or constitute a default by such Selling Stockholder under, any material agreement or instrument or any decree, judgment or order to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or the properties of such Selling Stockholder are subject or (b) violate (A) any provision of the certificate of incorporation, by-law, partnership agreement or comparable governing documents of such Selling Stockholder or (B) any law, rule or regulation applicable to such Selling Stockholder or to which its properties are subject (other than for the securities or Blue Sky laws of the various states and the rules and regulations of the NASD and assuming compliance with the federal securities laws and the securities laws of foreign jurisdictions by the other parties hereto).

          (v) Such Selling Stockholder will, at the Closing Time and, if any Option Shares are purchased, on the Date of Delivery, be the sole registered holder of the Shares to be sold by such Selling Stockholder pursuant to this Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; such Selling Stockholder has full right, power and authority to sell, transfer and deliver such Shares pursuant to this Agreement; and, upon delivery of such Shares and payment of the purchase price therefor as contemplated in this Agreement, each of the Underwriters will receive all of such Selling Stockholder's interest in its ratable share of the Shares purchased by it from such Selling Stockholder, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

          (vi) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock; and such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any preliminary prospectus filed with the Commission or the Prospectus or other material permitted by the 1933 Act or the 1933 Act Regulations.

          (vii) Such Selling Stockholder is duly organized and subsisting and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, with all necessary power and authority to (A) enter into and perform this Agreement and (B) sell and deliver the Shares to the Underwriters in accordance with this Agreement.

          (c) Any certificate signed by any officer of the Company or any Subsidiary and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Stockholders as such and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Selling Stockholders to each Underwriter as to the matters covered thereby.

          Section 2.  Sale and Delivery to the Underwriters;
                      --------------------------------------
Closing.  (a)  On the basis of the representations and warranties
- -------
herein contained, and after consultation with you as to the maximum number of Shares that may be sold in the offering at the price set forth in the Price Determination Agreement, and subject to the terms and conditions herein set forth, the Company and each Selling Stockholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at the purchase price per share for the Initial Shares to be agreed upon by the Company, the Selling Stockholders and by the Representatives in accordance with Section 2(b) or 2(c), and set forth in the Price Determination Agreement, (i) in the case of the Company, the number of Initial Shares that bears the same relation to the total number of Initial Shares to be sold by the Company as the number of Initial Shares set forth opposite the name of such Underwriter in Schedule A bears to the total number of Initial Shares (such proportion is hereinafter referred to as such Underwriter's "underwriting obligation proportion") and (ii) in the case of each Selling Stockholder, the underwriting obligation proportion of such Underwriter of the aggregate number of Initial Shares as are proposed to be sold by such Selling Stockholder and set forth opposite such Selling Stockholder's name in the appropriate column on Schedule B, subject, in each case, to such adjustments as you, in your discretion, shall make to eliminate any sales or purchases of fractional shares. If the Company elects to rely on Rule 430A, Schedules A and B may be attached to the Price Determination Agreement.

          (b) If the Company has elected not to rely upon Rule 430A, the price to the public per share for the Initial Shares and the purchase price per share for the Initial Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement, dated the date hereof, and an amendment to the Original Registration Statement containing such per share price information will be filed before the Original Registration Statement becomes effective.

          (c) If the Company has elected to rely upon Rule 430A, the price to the public per share for the Initial Shares and the purchase price per share for the Initial Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement. In the event that the Price Determination Agreement has not been executed by the close of business on the fourteenth business day following the later of the date on which the Original Registration Statement and any Rule 462(b) Registration Statement becomes effective, this Agreement shall terminate forthwith, without liability of any party to any other party except that Sections 7, 8 and 9 shall remain in effect.

          (d) In addition, on the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 175,000 Option Shares and certain of the Selling Stockholders hereby grant an option to the Underwriters, severally and not jointly, to purchase up to the additional number of Option Shares set forth opposite such Selling Stockholder's name in the appropriate column of Schedule B, or 500,000 shares in the aggregate, in each case, at the same purchase price per share as shall be applicable to the Initial Shares. The options hereby granted will expire 30 days after the later of the date upon which the Original Registration Statement and any Rule 462(b) Registration Statement becomes effective or, if the Company has elected to rely upon Rule 430A, the date of the Price Determination Agreement, and may be exercised, in whole or in part (but not more than once), only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Initial Shares upon notice by you to the Company and the Selling Stockholders setting forth the aggregate number of Option Shares as to which the several Underwriters are exercising the options, and the time and date of payment and delivery thereof. Such time and date of delivery (the "Date of Delivery") shall be determined by you but shall not be later than seven full business days after the exercise of such options, nor in any event prior to the Closing Time. If the options are exercised as to only a portion of the Option Shares, the Company and certain of the Selling Stockholders will sell their pro rata portion of the Option Shares to be purchased by the Underwriters. If the options are exercised as to all or any portion of the Option Shares, the Option Shares as to which the options are exercised shall be purchased by the Underwriters, severally and not jointly, in their respective underwriting obligation proportions (except as otherwise provided in the Price Determination Agreement), subject to such adjustments as you, in your discretion, shall make to eliminate any sales or purchases of fractional shares.

          (e) Payment of the purchase price for, and delivery of certificates for, the Initial Shares shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Company, the Selling Stockholders and you, at 10:00 A.M. either
(i) on the third full business day after the later of the effective date of the Original Registration Statement and any Rule 462(b) Registration Statement (or if pricing of the Shares occurs after 4:30 P.M. Eastern time, on the fourth full business day thereafter), or (ii) if the Company has elected to rely upon Rule 430A, on the third full business day after execution of the Price Determination Agreement (or, if pricing of the Shares occurs after 4:30 P.M. Eastern time, on the fourth full business day thereafter) (unless, in either case, postponed pursuant to

Section 11 or 12), or at such other time not more than ten full business days thereafter as you, the Company and the Selling Stockholders shall determine (such date and time of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Shares shall be made at the offices of Shearman & Sterling set forth above, or at such other place as the Company, the Selling Stockholders and you shall determine, on the Date of Delivery as specified in the notice from you to the Company. Payment shall be made to the Company and to each of the Selling Stockholders by certified or official bank check or checks in New York Clearing House funds payable to the order of the Company and to each of the Selling Stockholders against delivery to you for the respective accounts of the several Underwriters of certificates for the Shares to be purchased by them.

          (f) Certificates for the Initial Shares and Option Shares to be purchased by the Underwriters shall be in such denominations and registered in such names as you may request in writing at least one full business day before the Closing Time or the Date of Delivery, as the case may be. The certificates for the Initial Shares and Option Shares will be made available in New York City for examination and packaging by you not later than 10:00 A.M. on the business day prior to the Closing Time or the Date of Delivery, as the case may be.

          (g) It is understood that each Underwriter has authorized you, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Shares that it has agreed to purchase. You, individually and not as Representatives, may (but shall not be obligated to) make payment of the purchase price for the Initial Shares, or Option Shares, to be purchased by any Underwriter whose check or checks shall not have been received by the Closing Time or the Date of Delivery, as the case may be.

          Section 3.  Certain Covenants of the Company.  The
                      --------------------------------
Company covenants with each Underwriter as follows:

          (a) The Company will use its best efforts to cause the Registration Statement to become effective and, if the Company elects to rely upon Rule 430A and subject to
     Section 3(b) hereof, will comply with the requirements of Rule 430A and will notify you immediately, and confirm the notice in writing, if requested, (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission to amend the Registration Statement or amend or supplement the Prospectus or for additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) The Company will not at any time file or make any amendment to the Registration Statement (including any filing under Rule 462(b)), file a Term Sheet or file or make any amendment or supplement (i) if the Company has not elected to rely upon Rule 430A, to the Prospectus (including the documents incorporated by reference into the Prospectus) or (ii) if the Company has elected to rely upon Rule 430A, to either the prospectus included in the Original Registration Statement at the time it becomes effective or to the Prospectus (including documents incorporated by reference into such prospectuses or to the Prospectus pursuant to Item 12 and Rule 412), of which you shall not have previously been advised and furnished a copy, or to which you or counsel for the Underwriters shall reasonably object.

          (c) The Company has furnished or will furnish to you as many signed copies of the Registration Statement as originally filed and of all amendments thereto, whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith (including documents incorporated by reference into the Prospectus pursuant to Item 12 and Rule 412) and signed copies of all consents and certificates of experts, as you may reasonably request and has furnished or will furnish to you, for each other Underwriter, one conformed copy of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated by reference into the Prospectus but without exhibits).

          (d) The Company will deliver to each Underwriter, without charge, from time to time until the later of the effective date of the Original Registration Statement any any Rule 462(b) Registration Statement (or, if the Company has elected to rely upon Rule 430A, until the date of the Price Determination Agreement), as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will deliver to each Underwriter, without charge, as soon as the Registration Statement shall have become effective (or, if the Company has elected to rely upon Rule 430A, as soon as practicable on or after the date of the Price Determination Agreement) and thereafter from time to time as requested during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as supplemented or amended) as such Underwriter may reasonably request.

          (e) The Company will comply to the best of its ability with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Shares any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to
     Section 3(b) hereof, such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements.

          (f) The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions as you may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Original Registration Statement any any Rule 462(b) Registration Statement; provided, however, that the Company
                             --------  -------
     shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

          (g) The Company will make generally available to its security holders as soon as practicable, but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations), covering a period of 12 months beginning after the later of the effective date of the Original Registration Statement any any Rule 462(b) Registration Statement and covering a period of 12 months beginning after the effective date of any post-effective amendment to the Registration Statement but not later than the first day of the Company's fiscal quarter next following such respective effective dates.

          (h) The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Prospectus under the caption "Use of Proceeds".

          (i) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act subsequent to the time the Registration Statement becomes effective.

          (j) For a period of five years after the Closing Time, the Company will furnish to you and, upon request, to each Underwriter, copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to its stockholders or security holders generally available.

          (k) For a period of 90 days from the date hereof, the Company will not, without the prior written consent of Merrill Lynch & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated, on behalf of the Underwriters, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock or securities convertible into Common Stock, other than to the Underwriters pursuant to this Agreement and other than pursuant to employee benefit plans and dividend reinvestment plans that (i) are existing on the date hereof and (ii) are described in the Prospectus.

          (l) If the Company has elected to rely upon Rule 430A, it will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.

          (m) If the Company has elected to rely on Rule 434, it will comply with the requirements of Rule 434, and the Prospectus will not be "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it becomes effective.

          (n) If the Company elects to rely upon Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the 1933 Act Regulations by the earlier of (i) 10:00 P.M. Eastern time on the date of the Price Determination Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

          (o) The Company has complied and will comply with all the provisions of Florida H.B. 1771, codified as
     Section 517.075 of the Florida statutes, and all regulations promulgated thereunder relating to issuers doing business in Cuba.

          Section 4.  Payment of Expenses.  The Company will pay
                      -------------------
and bear all costs and expenses incident to the performance of the obligations of the Company and of the Selling Stockholders under this Agreement, including (a) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the preliminary prospectuses and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (b) the preparation, printing and distribution of this Agreement (including the Price Determination Agreement), the Shares and the Blue Sky Survey, (c) the delivery of the Shares to the Underwriters, (d) the fees and disbursements of counsel for the Company and for the Selling Stockholders and accountants for the Company and (e) the qualification of the Shares under the applicable securities laws in accordance with
Section 3(f) and any filing for review of the offering with the NASD, including filing fees and fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the Blue Sky Survey; provided, however, that the Selling
                          --------  -------
Stockholders will be responsible for any stock transfer taxes payable upon the sale of the Shares to the Underwriters.

          If this Agreement is terminated by you in accordance with the provisions of Section 5, 10(a)(i) or 12, the Company shall reimburse the Underwriters for all their out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters.

          Section 5.  Conditions of Underwriters' Obligations.
                      ---------------------------------------
In addition to the execution and delivery of the Price Determination Agreement, the obligations of the several Underwriters to purchase and pay for the Shares that they have respectively agreed to purchase hereunder (including any Option Shares as to which the option granted in Section 2 has been exercised and the Date of Delivery determined by you is the same as the Closing Time) are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained herein (including those contained in the Price Determination Agreement) or in certificates of any officer of the Company or any Subsidiary or certificates by or on behalf of the Selling Stockholders delivered pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder, and to the following further conditions:

          (a) The Original Registration Statement shall have become effective not later than 5:30 P.M. on the date of this Agreement or, with your consent, at a later time and date not later, however, than 5:30 P.M. on the first business day following the date hereof and if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective not later than the earlier of (i) 10:00 P.M. Eastern time on the date of the Price Determination Agreement, and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2), or, with respect to the Original Registration Statement, at such later time or on such later date as you may agree to in writing with the approval of a majority in interest of the several Underwriters; and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters. If the Company has elected to rely upon Rule 430A, prospectuses containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A). If the Company has elected to rely upon Rule 434, a Term Sheet, which together with the preliminary prospectus last furnished to the Underwriters in connection with the offering of the Shares shall not be "materially different," as such term is used in Rule 434, from the prospectus included in the Original Registration Statement at the time it becomes effective, shall have been filed with the Commission in accordance with Rule 424(b).

          (b) At the Closing Time, you shall have received a signed opinion of Skadden, Arps, Slate, Meagher & Flom, special counsel for the Company, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

               (i) Each of the Company and Eckerd Holdings II, Inc. has been duly organized and is subsisting as a corporation and in good standing under the laws of the State of Delaware with corporate power and corporate authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus.

               (ii) The Shares to be sold by the Company pursuant to the provisions of this Agreement have been duly authorized and, when certificates therefor have been duly executed, delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable; no holder thereof is or will be subject to personal liability by reason of being such a holder; and such Shares are not subject to the preemptive rights of any stockholder of the Company and the issuance and sale of the Shares have been duly authorized by requisite corporate action on the part of the Company.

               (iii)     The Shares conform in all material
          respects as to legal          matters to the
          description thereof in the Prospectus under the caption
          "Description of Capital Stock".

               (iv) This Agreement has been duly authorized, executed and delivered by the Company.

               (v)  No authorization, approval, consent or
          license of any government, governmental instrumentality or court (other than under the 1933 Act and 1933 Act Regulations, the securities or Blue Sky laws of the various states, and the rules and regulations of the NASD as to which such counsel need express no opinion), is required under the general corporate laws of the State of Delaware, the laws of the State of New York or the laws of the United States, in each case, that in such counsel's experience are normally applicable to the transactions of the type provided for by this Agreement, except such as have been obtained.

               (vi) Such counsel does not know of any statutes or regulations, or any pending or threatened legal or governmental proceedings, required to be described in the Prospectus that are not described as required, nor of any contracts or documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described, referred to or filed as required.

               (vii) The statements made in the Prospectus under the caption "Description of Capital Stock", to the extent that they constitute matters of law or legal conclusions, have been reviewed by such counsel and fairly summarize the information required to be disclosed therein in all material respects.

               (viii)    The execution and delivery of this
          Agreement, the issuance, sale and delivery of the Shares to be sold by the Company and the sale and delivery of the Shares to be sold by the Selling Stockholders and compliance by the Company with the terms of this Agreement do not and will not, as of the date of the Closing Time, result in any violation of the charter or by-laws of the Company or any Subsidiary as in effect at the Closing Time, and do not and will not, as of the date of the Closing Time, conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary under (A) any contract, indenture, mortgage, loan agreement, note, lease or any other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a

          Material Adverse Effect), (B) the general corporate laws of the State of Delaware, the laws of the State of New York or the laws of the United States, in each case, that in such counsel's experience are normally applicable to the transactions of the type provided for by this Agreement (other than the 1933 Act and 1933 Act Regulations and the securities or Blue Sky laws of the various states and the rules and regulations of the NASD as to which such counsel need express no opinion), or (C) any judgment, order or decree listed on a schedule to such opinion (which the Company has advised such counsel are the only judgments, orders or decrees of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties, by which the Company or any Subsidiary is bound). Such counsel need express no opinion, however, as to whether or not the execution and delivery of this Agreement, the issuance, sale and delivery of the Shares to be sold by the Company, the consummation by the Company of the transactions contemplated in this Agreement and in the Registration Statement and compliance by the Company with the terms of this Agreement will constitute a violation of or a default under any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company.

               (ix) Such counsel has been advised by the staff of the Commission that the Original Registration Statement became effective under the 1933 Act on the date of this Agreement and the Rule 462(b) Registration Statement, if any, became effective under the 1933 Act no later than the date of the Price Determination Agreement; any required filing of the Prospectus or any supplement thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated under the 1933 Act.

               (x) The Registration Statement (including the Rule 430A Information and Rule 434 Information, if applicable) and the Prospectus, including the documents incorporated by reference therein, and each amendment or supplement thereto (except for the financial statements and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), as of their respective effective or issue dates, appear on their face to have been appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, although such counsel need not pass upon, and need not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except as otherwise specifically referred to in paragraph (viii) above.

          Such opinion shall be to such further effect that, in connection with the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and representatives of the Company, in-house counsel for the Company, representatives of the independent accountants of the Company, the Underwriters and counsel for the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and has made no independent check or verification thereof except as otherwise specifically referred to in paragraph (vii) above, on the basis of the foregoing, no facts have come to the attention of such counsel that have led them to believe (A) that the Registration Statement (including the Rule 430A Information and Rule 434 Information, if applicable) or any amendment thereto (except for the financial statements, financial statement schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectus or any amendment or supplement thereto (except for the financial statements, financial statement schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), as of its date and at the Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the sale of the Shares by the Company pursuant to this Agreement as counsel for the Underwriters may reasonably request. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the corporate law of the State of Delaware, upon opinions of other counsel, who shall be counsel reasonably satisfactory to counsel for the Underwriters, in which case the opinion shall also be addressed to the Underwriters and state that such other counsel believes you and they are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiaries and on certificates of public officials.

          (c) At the Closing Time, you shall have received a signed opinion of Robert E. Lewis, Esq., Vice President/General Counsel for the Company, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

               (i) The Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that such failure to so qualify or be in good standing would not have a Material Adverse Effect and except for jurisdictions that do not recognize the legal concepts of good standing or qualification.

               (ii) Each Subsidiary has been duly organized and is subsisting as a corporation, and is in good standing under the laws of the jurisdiction of its incorporation with corporate power and corporate authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus, except to the extent that such failure to so qualify or be in good standing would not have a Material Adverse

          Effect and except for jurisdictions not recognizing the legal concept of good standing.

               (iii) Each Subsidiary is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that such failure to so qualify or be in good standing would not have a Material Adverse Effect and except for jurisdictions not recognizing the legal concepts of good standing or qualification.

               (iv) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; no holder thereof is or will be subject to personal liability solely by reason of being such a holder; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive rights of any stockholder of the Company.

               (v) Such counsel does not know of any statutes or regulations, or any pending or threatened legal or governmental proceedings, required to be described in the Prospectus that are not described as required, nor of any contracts or documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described, referred to or filed as required.

               (vi) To the knowledge of such counsel the descriptions in the Prospectus of the statutes, regulations, legal or governmental proceedings, contracts and other documents therein described fairly summarize the information required to be shown.

               (vii)     Such counsel does not know of any
          default that exists in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement, except for such defaults that would not have a Material Adverse Effect.

               (viii)    The execution and delivery of this
          Agreement, the issuance, sale and delivery of the Shares to be sold by the Company and the sale and delivery of the Shares to be sold by the Selling Stockholders and compliance by the Company with the terms of this Agreement do not and will not result in any violation of the charter or by-laws of the Company or any Subsidiary, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary under (A) any indenture, mortgage or loan agreement, or any other agreement or instrument known to such counsel, to which the Company or any Subsidiary is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect) and (B) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of its properties, except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect. Such counsel need express no opinion, however, as to whether or not the execution and delivery of this Agreement, the issuance and sale of the Shares to be sold by the Company and compliance by the Company with the terms of this Agreement will constitute a violation of or a default under any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company.

               (ix) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the heading "Capitalization".

               (x) Except as set forth in Schedule C attached hereto, all of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; all of such shares are owned by the Company, directly or through one or more Subsidiaries, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind except for the Credit Agreement and the Pledge Agreement; no holder thereof is subject to personal liability by reason of being such a holder and none of such shares was issued in violation of the preemptive rights of any stockholder of the Subsidiaries.

               (xi) To the knowledge of such counsel, the execution and delivery of this Agreement, the issuance, sale and delivery of the Shares to be sold by the Company and the sale and delivery of the Shares to be sold by the Selling Stockholders and compliance by the Company with the terms of this Agreement do not and will not result in any conflict with, constitute a default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary under any existing applicable law, rule or regulation (other than under the securities or Blue Sky laws of the various states, the securities laws of foreign jurisdictions and the rules and regulations of the NASD as to which such counsel need express no opinion).

               (xii) The documents incorporated by reference in the Prospectus (except for the financial statements, financial statement schedules and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion and except to the extent that any statement therein is modified or superseded in the Prospectus or by a subsequent document incorporated by reference therein), as of the dates they were filed with the Commission, appear on their face to have been appropriately responsive in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations, although such counsel need not pass upon, and need not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except as otherwise specifically referred to in paragraph (ix) above..

          Such opinion shall be to such further effect that in connection with the preparation of the Registration Statement and the Prospectus such counsel has participated in conferences with officers and representatives of the Company, special counsel for the Company, representatives of the independent accountants of the Company, the Underwriters and counsel for the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and has made no independent check or verification thereof except as otherwise specifically referred to in paragraph (ix), on the basis of the foregoing, no facts have come to the attention of such counsel that have led him to believe (A) that the Registration Statement (including the Rule 430A Information and Rule 434 Information, if applicable) or any amendment thereto (except for the financial statements, financial statement schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectus or any amendment or supplement thereto (except for the financial statements, financial statement schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), as of its date and at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the sale of the Shares pursuant to this Agreement as counsel for the Underwriters may reasonably request. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of Florida, the federal law of the United States and the corporate law of the State of Delaware, upon opinions of other counsel, who shall be counsel reasonably satisfactory to counsel for the Underwriters, in which case the opinions shall also be addressed to the Underwriters and state that such other counsel believes you and they are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, he has relied, to the extent he deems proper, upon certificates of officers of the Company and the Subsidiaries and certificates of public officials. Such counsel may also state that such counsel is qualified to practice law in the State of Florida and does not purport to be an expert on any law other than the laws of the State of Florida and the Federal laws of the United States and that, insofar as such opinion relates to the general corporate law of the State of Delaware, that such counsel has made such investigation of such law as he has deemed necessary as a basis for such opinion.

          (d) At the Closing Time you shall have received a signed opinion of the attorneys listed on Schedule D attached hereto for the Selling Stockholders specified opposite such attorney's name, each dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance reasonably satisfactory to counsel for the Underwriters, each, with respect to the Selling Stockholders that such counsel represents, to the effect that:

               (i) The execution, delivery and performance of this Agreement has been duly and validly authorized by the Selling Stockholders.

               (ii) No authorization, approval, consent or license of any government, governmental instrumentality or court is required under the laws of the United States or the state of New York (other than under the 1933 Act, under Blue Sky or state securities law or the securities laws of foreign jurisdictions) for the consummation by the Selling Stockholders of the transactions contemplated by this Agreement.

               (iii)     The execution and delivery of this
          Agreement by the Selling Stockholders and the compliance by the Selling Stockholders with the terms thereof does not conflict with or result in a violation of (a) the certificate of incorporation, the by-laws, the partnership agreement or similar governing document of any of the Selling Stockholders or (b) any existing applicable law, rule or regulation (other than under the 1933 Act, under Blue Sky or state securities law or the securities laws of foreign jurisdictions or the rules and regulations of the NASD) or any judgment, order or decree known to such counsel of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Selling Stockholders.

               (iv) The Selling Stockholders, as the case may be, have been organized and are subsisting in good standing as corporations or partnerships under the laws of the jurisdiction of their incorporation or organization with all necessary power and authority under such laws to execute, deliver and perform this Agreement.

               (v)  Assuming that each of the Underwriters
          acquires the certificates representing the Shares to be sold by the Selling Stockholders in good faith and without notice of any adverse claims, as defined in
          Section 8-302 of the Uniform Commercial Code as in effect in the State of New York (the "UCC"), upon delivery of the certificates representing such Shares to the person designated by the Underwriters in the State of New York, registered in the name of the Underwriters, endorsed to the Underwriters, or endorsed in blank, the Underwriters will acquire all of the Selling Stockholders' rights in the certificates representing such Shares free of any adverse claims (within the meaning of Section 8-302 of the UCC).

          Such opinion shall be to such further effect that, such counsel has examined (a) the stock records (or a certified copy of such stock records) of the Company as of the date immediately preceding the Closing Time (the "Stock Record"), as maintained by the Company's Registrar and Transfer Agent (the "Registrar") and a certificate of the Registrar dated the Closing Time (the "Registrar's Certificate") to the effect that, with respect to the Selling Stockholders, there has been no changes to the Stock Record, and (b) certificates representing the Shares to be sold by the Selling Stockholders pursuant to this Agreement (the "Share Certificates") and that, based solely on such counsel's examination of the Stock Record, the Registrar's Certificate and the Share Certificates, except as described in such counsel's opinion, each Selling Stockholder is the sole registered owner of such Selling Stockholder's Share Certificates.


          Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the sale of the Shares pursuant to this Agreement as counsel for the Underwriters may reasonably request. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the corporate law of the State of Delaware, upon opinions of other counsel, who shall be counsel reasonably satisfactory to counsel for the Underwriters, in which case the opinion shall also be addressed to the Underwriters and state that such other counsel believes you and they are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiaries, certificates of officers or partners, as the case may be, of the such Selling Stockholders and on certificates of public officials.

          (e) At the Closing Time, you shall have received the favorable opinion of Shearman & Sterling, counsel for the Underwriters, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other Underwriters, to the effect that the opinions delivered pursuant to Sections 5(b), 5(c) and 5(d) appear on their face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by you, and with respect to the incorporation and legal existence of the Company, the Shares, this Agreement, the Registration Statement, the Prospectus, the documents incorporated by reference and such other related matters as you may require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to you. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiaries and certificates of public officials; provided that such certificates have been delivered to the Underwriters.

          (f) At the Closing Time, (i) the Registration Statement and the Prospectus, as they may then be amended or supplemented, shall conform to the requirements of the 1933 Act and the 1933 Act Regulations, the Company shall have complied in all material respects with Rule 430A (if it shall have elected to rely thereon) and Rule 434 (if it shall have elected to rely thereon) and neither the Registration Statement nor the Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding shall be pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary that would be required to be set forth in the Prospectus other than as set forth therein and no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary before or by any government, governmental instrumentality or court, domestic or foreign, that could reasonably be expected to result in a Material Adverse Effect other than as set forth in the Prospectus, (iv) the Company shall have complied with all agreements and satisfied all conditions set forth in this Agreement on its part to be performed or satisfied at or prior to the Closing Time and (v) the other representations and warranties of the Company set forth in
     Section 1(a) shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received a certificate of the President or a Vice President, and the Treasurer or the Executive Vice President/Chief Financial Officer, of the Company (each in their capacity as an officer of the Company and not as an individual), dated as of the Closing Time, to such effect.

          (g) At the Closing Time, the representations and warranties of each Selling Stockholder set forth in
     Section 1(b) shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received a certificate of or on behalf of each Selling Stockholder, dated as of the Closing Time, to such effect with respect to such Selling Stockholder and a certificate of or on behalf of each Selling Stockholder certifying as to the accuracy and completeness of the attached certificate of incorporation, by-laws, partnership agreement or other comparable governing document and resolutions of the board of directors regarding the sale and delivery of the Shares and the authorization, execution and delivery of this Agreement.

          (h) At the time that this Agreement is executed, you shall have received from KPMG Peat Marwick LLP a letter, dated such date, in form and substance reasonably satisfactory to you, together with signed or reproduced copies of such letter for each of the other Underwriters, confirming that they are independent public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published 1933 Act Regulations, and stating in effect that:

               (i)  in their opinion, the audited financial
          statements and the related financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

               (ii) on the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim consolidated financial statements of the Company for the three-month periods ended April 29, 1995 and April 30, 1994 included or incorporated by reference in the Registration Statement and the Prospectus (the "10-Q Financials"), a reading of the minutes of all meetings of the stockholders and directors of the Company and the Subsidiaries and each Committee of the Company's Board of Directors and of each Subsidiary's Board of Directors since January 28, 1995, inquiries of certain officials of the Company and the Subsidiaries responsible for financial and accounting matters, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                    (A)  the 10-Q Financials incorporated by
               reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations applicable to unaudited financial statements included in Form 10-Q or any material modifications should be made to the 10-Q Financials incorporated by reference in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;

                    (B) at June 24, 1995 and at a specified date not more than five days prior to the date of this Agreement, there was any change in the capital stock of the Company and the Subsidiaries or any decrease in the consolidated net current assets or stockholders' equity of the Company and the Subsidiaries or any increase in the long-term debt of the Company and the Subsidiaries, in each case as compared with amounts shown in the latest combined balance sheet included in the Registration Statement, except in each case for changes, decreases or increases that the Registration Statement discloses have occurred or may occur or;

                    (C)  for the period from January 28, 1995 to
               April 30, 1995 and for the period from April 30, 1995 to a specified date not more than five days prior to the date of this Agreement, there was any decrease in consolidated net sales, total or per share amounts of income before extraordinary items or of net income in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement discloses have occurred or may occur;

               (iii) based upon the procedures set forth in clause (ii) above and a reading of the Selected Financial Data included in the Registration Statement, nothing has come to their attention that gives them reason to believe that the Selected Financial Data included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations, or that the information set forth therein is not fairly stated in relation to the financial statements from which it was derived;

               (iv) they are unable to and do not express any opinion on the Pro Forma Consolidated Statement of Operations Data (the "Pro Forma Statement") included in the Registration Statement or on the pro forma adjustments applied to the historical amounts included in the Pro Forma Statement; however, for purposes of such letter they have:

                    (A)  read the Pro Forma Statement;

                    (B)  made inquiries of certain officials of
               the Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Statement above complies in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

                    (C)  proved the arithmetic accuracy of the
               application of the pro forma adjustments to the historical amounts in the Pro Forma Statement; and

          on the basis of such procedures, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that the Pro Forma Statement included in the Registration Statement does not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of that statement; and

               (v) in addition to the procedures referred to in clause (ii) above, they have performed other specified procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement, which have previously been specified by you and which shall be specified in such letter, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company.

          (i) At the Closing Time, you shall have received from KPMG Peat Marwick LLP a letter, in form and substance reasonably satisfactory to you and dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(h), except that the specified date referred to shall be a date not more than five days prior to the Closing Time.

          (j) At the Closing Time, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may request for the purpose of enabling them to pass upon the issuance and sale of the Shares as contemplated in this Agreement and the matters referred to in Section 5(g) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company and the Selling Stockholders, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company and the Selling Stockholders at or prior to the Closing Time in connection with the authorization, issuance and sale of the Shares as contemplated in this Agreement shall be satisfactory in form and substance to you and to counsel for the Underwriters.

          (k) The "lock-up" letters which are substantially in the form of Exhibit B attached hereto from (a) each executive officer or director of the Company and (b) each Selling Stockholder have been delivered to you on or before the date hereof.

          If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, this Agreement may be terminated by you on notice to the Company and any of the Attorneys-in-Fact on behalf of the Selling Stockholders at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party, except as provided in Section 4.
Notwithstanding any such termination, the provisions of Sections 7 and 8 herein shall remain in effect.

          Section 6.  Conditions to Purchase of Option Shares.
                      ---------------------------------------
In the event that the Underwriters exercise their option granted in Section 2 hereof to purchase all or any of the Option Shares and the Date of Delivery determined by you pursuant to Section 2 hereof is later than the Closing Time, the obligations of the several Underwriters to purchase and pay for the Option Shares that they shall have respectively agreed to purchase pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein contained, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following further conditions:

          (a) The Registration Statement shall remain effective at the Date of Delivery, and, at the Date of Delivery, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriters.

          (b) At the Date of Delivery, the provisions of Sections 5(f)(i) through 5(f)(v) shall have been complied with at and as of the Date of Delivery and, at the Date of Delivery, you shall have received a certificate of the President or a Vice President, and the Treasurer or the Executive Vice President/Chief Financial Officer, of the Company (each in their capacity as an officer of the Company and not as an individual), dated as of the Date of Delivery, to such effect.

          (c) At the Date of Delivery, you shall have received the favorable opinions of Skadden, Arps, Slate, Meagher & Flom, special counsel for the Company, Robert E. Lewis, Esq., Vice President/General Counsel for the Company, and the attorneys listed on Schedule D attached hereto for the Selling Stockholders, together with signed or reproduced copies of such opinions for each of the other Underwriters, in each case in form and substance reasonably satisfactory to counsel for the Underwriters, dated as of the Date of Delivery, relating to the Option Shares and otherwise to the same effect as the opinions required by Section 5(b), 5(c) or 5(d), respectively.

          (d) At the Date of Delivery, you shall have received the favorable opinion of Shearman & Sterling, counsel for the Underwriters, dated as of the Date of Delivery, relating to the Option Shares and otherwise to the same effect as the opinion required by Section 5(f).

          (e) At the Date of Delivery, you shall have received a letter from KPMG Peat Marwick LLP, in form and substance reasonably satisfactory to you and dated as of the Date of Delivery, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(h), except that the specified date referred to shall be a date not more than five days prior to the Date of Delivery.

          (f) At the Date of Delivery, you shall have received from each of the Selling Stockholders (or on their behalf) certificates substantially in the form of the certificates furnished to you pursuant to Section 5(g), except that such certificates shall be as of the Date of Delivery.

          (g) At the Date of Delivery, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the sale of the Option Shares as contemplated in this Agreement and the matters referred to in Section 6(d) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company or the Selling Stockholders, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company and the Selling Stockholders at or prior to the Date of Delivery in connection with the sale of the Option Shares as contemplated in this Agreement shall be satisfactory in form and substance to you and to counsel for the Underwriters.

          (h) At the Date of Delivery, the representations and warranties of each Selling Stockholder set forth in
     Section 1(b) hereof shall be accurate as though expressly made at and as of the Date of Delivery.

          Section 7.  Indemnification.  (a)  The Company agrees
                      ---------------
to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the 1933 Act to the extent and in the manner set forth in clauses (i), (ii) and (iii) below. In addition, each Selling Stockholder, severally and not jointly (but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) in reliance upon and in conformity with written information furnished by such Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), a copy of which written information shall have been previously delivered to you), agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the 1933 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, and all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if Rule 434 is used, if the Prospectus is "materially different", as such term is used in Rule 434, from the prospectus included in the Original Registration Statement at the time it becomes effective;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company and the Selling Stockholders; and

          (iii) against any and all expense whatsoever, as incurred (including, subject to Section 7(c) hereof, reasonable fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement does not apply
- --------  -------
to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided further that the foregoing
                     -------- -------
indemnification with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased any of the Shares if a copy of the Prospectus (as then amended or supplemented if the Company shall furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Shares to such person and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability; and provided further that the
                                      -------- -------
liability of a Selling Stockholder pursuant to this Section 7 is limited to the amount of the net proceeds of the offering of the Shares (after deducting the underwriting discount, but before deducting expenses) received by such Selling Stockholder.

          Insofar as this indemnity agreement may permit indemnification for liabilities under the 1933 Act of any person who is a partner of a Underwriter or who controls an Underwriter within the meaning of Section 15 of the 1933 Act and who, at the date of this Agreement, is a director or officer of the Company or controls the Company within the meaning of Section 15 of the 1933 Act, such indemnity agreement is subject to the undertaking of the Company in the Registration Statement under Item 17 thereof.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act and each Selling Stockholder and each person, if any, who controls any Selling Stockholder within the meaning of
Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity agreement in
Section 7(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (c) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each Selling Stockholder, its directors and officers or general and limited partners (and the directors and officers thereof), and each other person, if any, who controls such Selling Stockholder within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent) to which such Selling Stockholder, any such director or officer or general or limited partner or controlling person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, and all documents incorporated therein by reference, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), if used prior to the effective date of the Registration Statement, or contained in the Prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with the offering, and the Company will reimburse each such Selling Stockholder and each such director, officer, general or limited partner, and controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be
                      --------
liable to such Selling Stockholder or any such director, officer, general or limited partner or controlling person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement (or any amendment or supplement thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or in any such preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder or any such director, officer, general or limited partner or controlling person, specifically stating that it is for use in the preparation thereof.

          (d) Each Selling Stockholder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7(c)) the Company and its directors and officers and each person controlling the Company within the meaning of the Securities Act and all other Selling Stockholders and their directors, officers, general and limited partners and respective controlling persons with respect to any statement or alleged statement in or omission or alleged omission from the Registration Statement (or any amendment or supplement thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of the undersigned specifically stating that it is for use in the preparation of the Registration Statement (or any amendment or supplement thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or a document incorporated by reference into any of the foregoing; provided, however, that the liability of each Selling Stockholder
- --------  -------
pursuant to this Section 7(d) is limited to the proceeds received by such Selling Stockholder from the sale of the Shares in the offering to which this indemnity relates. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the other Selling Stockholders or any of its respective directors, officers, general or limited partners or controlling persons and shall survive the transfer of the Shares by each Selling Stockholder.

          (e) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or are in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action.

          Section 8.  Contribution.  In order to provide for just
                      ------------
and equitable contribution in circumstances under which the indemnity provided for in Section 7 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the Selling Stockholders and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company, the Selling Stockholders and one or more of the Underwriters, as incurred, in such proportions that (a) the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bears to the offering price appearing thereon and (b) the Company and the Selling Stockholders are severally responsible for the balance on the same basis as each of them would have been obligated to provide indemnification pursuant to
Section 7; provided, however, that no person guilty of fraudulent
           --------  -------
misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or a Selling Stockholder within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company or a Selling Stockholder, as the case may be.

          Section 9.  Representations, Warranties and Agreements
                      ------------------------------------------
to Survive Delivery.  The representations, warranties,
- -------------------
indemnities, agreements and other statements of the Selling Stockholders and the Company or its officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Selling Stockholders, the Company, any Underwriter or any person who controls a Selling Stockholder, the Company or any Underwriter within the meaning of Section 15 of the 1933 Act and will survive delivery of and payment for the Shares.

          Section 10.  Termination of Agreement.  (a)  You may
                       ------------------------
terminate this Agreement, by notice to the Company and each of the Selling Stockholders, at any time at or prior to the Closing Time (i) if there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, or
(ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market the Shares or enforce contracts for the sale of the Shares or (iii) if trading in any securities of the Company has been suspended by the Commission or the New York Stock Exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange or in the over-the-counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by such exchanges or by order of the Commission or the New York Stock Exchange or any other governmental authority or
(iv) if a banking moratorium has been declared by either federal, Florida or New York authorities.

          (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4.
Notwithstanding any such termination, the provisions of Sections 7 and 8 shall remain in effect.

          (c) This Agreement may also terminate pursuant to the provisions of Section 2, with the effect stated in such Section.

          Section 11.  Default by One or More of the
                       -----------------------------
Underwriters.  If one or more of the Underwriters shall fail at
- ------------
the Closing Time to purchase the Initial Shares that it or they are obligated to purchase pursuant to this Agreement (the "Defaulted Shares"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Shares in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 24-hour period, then:

          (a)  if the number of Defaulted Shares does not exceed
     10% of the total number of Initial Shares, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective Initial Share underwriting obligation proportions bear to the underwriting obligation proportion of all non-defaulting Underwriters, or

          (b) if the number of Defaulted Shares exceeds 10% of the total number of Initial Shares, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

          No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

          In the event of any such default that does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 11.

          Section 12.  Default by a Selling Stockholder.  If any
                      ---------------------------------
Selling Stockholder shall fail at the Closing Time to sell and deliver the number of Initial Shares that such Selling

Stockholder is obligated to sell, then the Underwriters may, at your option, by notice from you to the Company and each of the Selling Stockholders, either (a) terminate this Agreement without any liability on the part of any non-defaulting party except to the extent provided in Section 4 and except that the provisions of Sections 7 and 8 shall remain in effect or (b) elect to purchase the Initial Shares that the remaining Selling Stockholders have agreed to sell pursuant to this Agreement.

          In the event of a default under this Section that does not result in the termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

          No action taken pursuant to this Section shall relieve any Selling Stockholder so defaulting from liability, if any, in respect of such default.

          Section 13.  Notices.  All notices and other
                       -------
communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices to you or the Underwriters shall be directed to you, c/o Karen Harris, Vice President, Merrill Lynch, Pierce, Fenner & Smith Incorporated at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281; notices to the Company shall be directed to it at 8333 Bryan Dairy Road, Largo, Florida, 34647, Attention: Robert E. Lewis, Esq., Vice President/General Counsel with copies to Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10022,
Attention: Stacy J. Kanter, Esq.; notices to the Selling Stockholders shall be directed to James V. Caruso, Merrill Lynch & Co., Merrill Lynch World Headquarters, South Tower, World Financial Center, New York, New York 10080; a copy of all notices to any Selling Stockholder shall be provided to Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022,
Attention: Rohan Weerasinghe.

          Section 14.  Parties.  This Agreement is made solely
                       -------
for the benefit of the several Underwriters, the Company and the Selling Stockholders and, to the extent expressed, any person who controls the Company, any Selling Stockholder or any of the Underwriters within the meaning of Section 15 of the 1933 Act, and the directors of the Company, its officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns and, subject to the provisions of Section 11, no other person shall acquire or have any right under or by virtue of this Agreement. The term

"successors and assigns" shall not include any purchaser, as such purchaser, from any of the several Underwriters of the Shares.
All of the obligations of the Underwriters hereunder are several and not joint.

          Section 15.  Representation of Underwriters.  You will
                       ------------------------------
act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under or in respect of this Agreement taken by you as Representatives will be binding upon all Underwriters.

          Section 16.  Governing Law and Time.  This Agreement
                       ----------------------
shall be governed by the laws of the State of New York.
Specified times of the day refer to New York City time.

          Section 17.  Counterparts.  This Agreement may be
                       ------------
executed in one or more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.


             ----------------------------------------

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Selling Stockholders and the several Underwriters in accordance with its terms.


                              Very truly yours,

                              ECKERD CORPORATION


                              By
                                ---------------------------------
                                 Name:
                                 Title:


                              On behalf of the Selling
                              Stockholders named in Schedule B in
                              the capacity as set forth in
                              Schedule E


                              By
                                ---------------------------------
                                 Name: James V. Caruso


Confirmed and accepted as of
     the date first above written:

MERRILL LYNCH & CO.
        Merrill Lynch, Pierce, Fenner & Smith Incorporated
CS FIRST BOSTON CORPORATION
MORGAN STANLEY & CO. INCORPORATED
RAYMOND JAMES & ASSOCIATES, INC.

By:  Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated

By
  ----------------------------
   Name:
   Title:

For themselves and as Representatives of the
- --------------------------------------------
other Underwriters named in Schedule A.
- ---------------------------------------

                            SCHEDULE A



                                         Number of
         Underwriters                 Initial Shares
         ------------                 --------------

 Merrill Lynch, Pierce,Fenner & Smith       635,000
            Incorporated

 CS First Boston Corporation                635,000

 Morgan Stanley & Co.                       635,000
 Incorporated

 Raymond James & Associates,                635,000
 Inc.



 Bear, Stearns & Co. Inc.                    80,000

 Alex. Brown & Sons                          80,000
 Incorporated

 Dean Witter Reynolds Inc.                   80,000

 Donaldson, Lufkin & Jenrette                80,000
 Securities Corporation

 A.G. Edwards & Sons, Inc.                   80,000

 Goldman, Sachs & Co.                        80,000

 Lehman Brothers Inc.                        80,000

 Montgomery Securities                       80,000

 NatWest Securities Limited                  80,000

 PaineWebber Incorporated                    80,000

 The Robinson-Humphrey Company,              80,000
 Inc.

 Salomon Brothers Inc.                       80,000

 Schroder Wertheim & Co.                     80,000
 Incorporated

 UBS Securities Inc.                         80,000

 Paribas Corporation                         80,000

 The Chicago Dearborn                        80,000
 Company



 Advest, Inc.                                40,000

 William Blair & Company                     40,000

 J.C. Bradford & Co.                         40,000

 Cowen & Company                             40,000

 Gruntal & Co., Incorporated                 40,000

 Howard, Weil, Labouisse, Friedrichs         40,000
           Incorporated

 Interstate/Johnson Lane                     40,000
 Corporation

 Janney Montgomery Scott                     40,000
 Inc.

 Edward D. Jones & Co.                       40,000

 Kemper Securities, Inc.                     40,000

 Legg Mason Wood Walker,                     40,000
            Incorporated

 McDonald & Company                          40,000
 Securities, Inc.

 Morgan Keegan & Company,                    40,000
 Inc.

 Principal Financial                         40,000
 Securities, Inc.
 Rauscher Pierce Refsnes,                    40,000
 Inc.

 Muriel Siebert & Co., Inc.                  40,000

 Wheat, First Securities, Inc.               40,000
                                          ---------

 TOTAL                                    4,500,000

                            SCHEDULE B

                                       Number of    Number of
                                       Initial        Option
        Selling Stockholder             Shares         Shares
        -------------------            -------        -------

 Merrill Lynch Capital               1,254,444
 Appreciation Partnership   No.
 II, L.P.

 ML Offshore LBO Partnership No.        31,913
 II

 Merrill Lynch Capital                 193,762
 Appreciation Partnership   No.
 B-IX, L.P.

 ML Offshore LBO Partnership No.       113,496
 B-IX

 ML IBK Positions, Inc.                105,653

 Merrill Lynch Capital                 121,875
 Corporation

 ML Employee LBO Partnership No.        33,061
 I, L.P.

 MLCP Associates L.P., No. II            3,073

 Merrill Lynch KECALP L.P. 1986         11,315

 Merrill Lynch KECALP L.P. 1989         17,124

 Merchant Banking L.P. No. IV            5,950

 ML Venture Partners, II L.P.           92,843

 ML Oklahoma Venture Partners           15,491
 Limited Partnership

                             SCHEDULE C


                     List of the Subsidiaries
                     ------------------------


Clorwood Distributors, Inc., a Florida corporation.
Eckerd Consumer Products, Inc., a Florida corporation.
Eckerd Corporation of Florida, Inc.
Eckerd Fleet, Inc., a Florida corporation.
Eckerd Holdings II, Inc., a Delaware corporation.
Eckerd's Westbank, Inc., a Louisiana corporation.
Eckerd Tobacco Company, Inc., a Florida corporation.
E.I.T., Inc.,  a  Florida corporation.
Life Care Medical Products, Inc. (5l% owned)
P.C.V., Inc., a Florida corporation.
E.T.B., Inc., a Texas corporation (49% owned)

                            SCHEDULE D

Attorney            Selling Stockholder

Marcia L. Tu, Esq.     -  ML IBK Positions, Inc.
                       -  Merrill Lynch Capital Appreciation
                          Partnership No. II, L.P.
                       -  ML Offshore LBO Partnership No. II
                       -  ML Employees LBO Partnership No. I,
                          L.P.
                       -  MLCP Associates L.P. No. II
                       -  ML Offshore LBO Partnership No. B-IX
                       -  Merrill Lynch Capital Appreciation
                          Partnership No. B-IX, L.P.
                       -  ML Oklahoma Venture Partners Limited
                          Partnership
                       -  ML Venture Partners II, L.P.

Margaret E. Nelson,    -  Merrill Lynch KECALP L.P. 1986
  Esq.                 -  Merrill Lynch KECALP L.P. 1989

David Dick, Esq.       -  Merchant Banking L.P. No. IV

Jim Rossi, Esq.        -  Merrill Lynch Capital Corporation

                            SCHEDULE E

Merrill Lynch Capital Appreciation Appreciation Partnership No. II, L.P.
By:  Merrill Lynch LBO Partners, No.I, L.P., General Partner
By:  Merrill Lynch Capital Partners, Inc., General Partner

By:       James V. Caruso
Title:    Vice President

ML Offshore LBO Partnership No. II
By:  Merrill Lynch LBO Partners, No.I, L.P., General Partner
By:  Merrill Lynch Capital Partners, Inc., General Partner

By:       James V. Caruso
Title:    Vice President

Merrill Lynch Capital Appreciation Partnership No. B-IX, L.P.
By:  Merrill Lynch LBO Partners No. B-II, L.P., General Partner
By:  Merrill Lynch Capital Partners, Inc., General Partner

By:       James V. Caruso
Title:    Vice President

ML Offshore LBO Partnership No. B-IX
By:  Merrill Lynch LBO Partners, No. B-II, L.P., General Partner
By:  Merrill Lynch Capital Partners, Inc., General Partner

By:       James V. Caruso
Title:    Vice President

ML IBK Positions, Inc.

By:       James V. Caruso
Title:    Vice President

ML Employee LBO Partnership No. I, L.P.

By:       James V. Caruso
Title:    Vice President

MLCP Associates L.P. No. II
By:  Merrill Lynch Capital Partners, Inc., General Partner

By:       James V. Caruso
Title:    Vice President

Merrill Lynch KECALP L.P. 1986
By:  KECALP Inc., General Partner

By:       James V. Caruso
Title:    Vice President

Merrill Lynch KECALP L.P. 1989
By:  KECALP Inc., General Partner

By:       James V. Caruso
Title:    Vice President

Merchant Banking L.P. No. IV
By:  Merrill Lynch MBP Inc., General Partner

By:       James V. Caruso
Title:    Vice President

ML Venture Partners, II L.P.
By:  MLVP II Co., L.P., Managing General Partner
By:  Merrill Lynch Venture Capital Inc.

By:       James V. Caruso
Title:    Vice President

ML Oklahoma Venture Partners Limited Partnership
By:  ML OK Co., Limited Partnership, Managing General Partner
By:  Merrill Lynch Venture Capital Inc.

By:       James V. Caruso
Title:    Vice President

Merrill Lynch Capital Corporation

By:       James V. Caruso
Title:    Attorney-in-Fact

                                                        EXHIBIT A

                        Eckerd Corporation
                     (a Delaware corporation)

                 4,500,000 Shares of Common Stock



                  PRICE DETERMINATION AGREEMENT


                                                    July __, 1995



MERRILL LYNCH & CO.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
CS First Boston Corporation
Morgan Stanley & Co. Incorporated
Raymond James & Associates, Inc.
As Representatives of the several Underwriters
c/o Merrill Lynch & Co.
         Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281-1201


Ladies and Gentlemen:

          Reference is made to the Purchase Agreement dated July __,1995 (the "Purchase Agreement") among Eckerd Corporation (the "Company"), the Selling Stockholders named in Schedule B thereto or hereto (the "Selling Stockholders") and the several Underwriters named in Schedule A thereto or hereto (the "Underwriters"), for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation, Morgan Stanley & Co. Incorporated and Raymond James & Associates, Inc. are acting as representatives (the "Representatives"). The Purchase Agreement provides for the purchase by the Underwriters from the Company and the Selling Stockholders, subject to the terms and conditions set forth therein, of an aggregate of 4,500,000 shares (the "Initial Shares") of the Company's common stock, par value $ 0.01 per share. This Agreement is the Price Determination Agreement referred to in the Purchase Agreement. Terms not defined herein are used herein as defined in the Purchase Agreement.

          Pursuant to Section 2 of the Purchase Agreement, the undersigned agree with the Representatives as follows:

          1. The price to public per share for the Initial Shares shall be $_________.

          2. The purchase price per share for the Initial Shares
to be paid by the several Underwriters shall be
$                , representing an amount equal to the price set
 ----------------
forth above, less $______per share.

          The Company represents and warrants to each of the Underwriters that the representations and warranties of the Company set forth in Section 1(a) of the Purchase Agreement are accurate as though expressly made at and as of the date hereof.

          Additionally, if the Company elects to rely on Rule
462(b), the Company represents and warrants to each of the Underwriters that:

     (a)  the Company has filed a Rule 462(b) Registration
          Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt; and

     (b) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 of the 1933 Act Regulations or the Commission has received payment of such filing fee.

          Each Selling Stockholder represents and warrants to each of the Underwriters that the representations and warranties of such Selling Stockholder set forth in Section 1(b) of the Purchase Agreement are accurate as though expressly made at and as of the date hereof.

          As contemplated by Section 2 of the Purchase Agreement, attached as Schedule A is a completed list of the several
Underwriters and as Schedule B is a completed list of the Selling
Stockholders, which shall be a part of this Agreement and the Purchase Agreement.

          This Agreement shall be governed by the laws of the State of New York.


            ------------------------------------------

          If the foregoing is in accordance with the understanding of the Representatives of the agreement between the Underwriters, the Company and the Selling Stockholders, please sign and return to the Company and the Selling Stockholders a counterpart hereof, whereupon this instrument along with all counterparts and together with the Purchase Agreement shall be a binding agreement between the Underwriters, the Company and the Selling Stockholders in accordance with its terms and the terms of the Purchase Agreement.

                              Very truly yours,

                              ECKERD CORPORATION


                              By
                                -----------------------
                                 Name:
                                 Title:


                              On behalf of the Selling
                              Stockholders named in Schedule B in
                              the capacity as set forth in
                              Schedule E


                              By
                                -----------------------
                                 Name:

Confirmed and accepted as of
     the date first above written:

MERRILL LYNCH & CO.
   Merrill Lynch, Pierce, Fenner & Smith Incorporated
CS FIRST BOSTON CORPORATION
MORGAN STANLEY & CO. INCORPORATED
RAYMOND JAMES & ASSOCIATES, INC.

By:  Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated


By
  -----------------------------------------
     Name:
     Title:
                Investment Banking Group

For themselves and as Representatives of the
- --------------------------------------------
other Underwriters named in Schedule A
- --------------------------------------

                                                        Exhibit B

                     LOCK-UP LETTER AGREEMENT
                     ------------------------




                          July __, 1995


Merrill Lynch & Co.
   Merrill Lynch, Pierce, Fenner & Smith Incorporated
CS First Boston Corporation
Morgan Stanley & Co. Incorporated
Raymond James & Associates, Inc.
    As Representatives of the several Underwriters
c/o Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281-1201


Dear Sirs:

    The undersigned stockholder of Eckerd Corporation, a Delaware corporation (the "Company"), understands that a Purchase Agreement (the "Purchase Agreement") will be executed by the Company, the Selling Stockholders named therein (the "Selling Stockholders") and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation, Morgan Stanley & Co. Incorporated and Raymond James & Associates, Inc., as representatives (the "Representatives") of the several underwriters named therein (the "Underwriters"), pursuant to which the Company and the Selling Stockholders will sell to the Underwriters 2,500,000 and 2,000,000 shares of the Common Stock, par value $.01 per share (the "Common Stock"), of the Company, respectively, and up to 175,000 and 500,000 additional shares of Common Stock pursuant to options granted by the Company and certain of the Selling Stockholders, respectively, solely to cover over-allotments as set forth in the Purchase Agreement.

    The undersigned is a party to that certain Registrations Rights Agreement (the "Registration Rights Agreement"), dated as of April 30, 1986 and amended by the First Amendment thereto dated as of November 21, 1990, by and among the Company and the stockholders named therein. This Lock-Up Letter Agreement is being entered into in accordance with
Section 7(a) of the Registration Rights Agreement at the request of the Underwriters.

    The undersigned also understands that the Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (File No. 33-60887, the "Registration Statement") in connection with the public offering (the "Offering") of shares of its Common Stock.

    In consideration of the Underwriters' agreement to purchase the Common Stock and undertake the Offering, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned agrees not to directly or indirectly effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act of 1933, as amended, of any shares of Common Stock (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned by such stockholder in accordance with the rules and regulations of the Commission and shares of Common Stock which may be issued upon exercise of any option or warrant) or any securities convertible or exchangeable for shares of Common Stock for a period commencing 7 days prior to the date the Registration Statement is declared effective by the Commission (the "Effective Date") and ending 120 days after the Effective Date, other than the Shares sold to the Underwriters pursuant to the Purchase Agreement and shares of Common Stock traded on the New York Stock Exchange, Inc. The undersigned understands that the Company expects the Effective Date to occur as early as July 27, 1995. The undersigned understands that the Effective Date may, however, be earlier or later than July 27, 1995.

    In addition, the undersigned agrees that the undersigned will, promptly following the execution of this Lock-Up Letter Agreement and in any event prior to the execution of the Purchase Agreement, (i) with respect to any shares of Common Stock for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such shares of Common Stock on the transfer books and records of the Company and (ii) with respect to any shares of Common Stock for which the undersigned is the beneficial holder but not the record holder (other than the shares of Common Stock owned of record by persons or entities that are not affiliates of the undersigned and shares of Common Stock which may be issued upon exercise of any option or warrant), cause the record holder of such shares to cause the transfer agent for the Company to note stop transfer instructions with respect to such shares of Common Stock on the transfer books and records of the Company.

    The undersigned understands that the Company, the Selling
Stockholders and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned.

    This Lock-Up Letter Agreement has been entered into on the date first written above.

                                   Very truly yours,




                                   ----------------------------
                                   Name of Stockholder



                                   By:
                                      -------------------------
                                         Name:
                                         Title: